UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2011

RadNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19019	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On February 23, 2011, pursuant to that certain Pledge and Security Agreement, dated as of April 6, 2010 (the “Security Agreement”), among RadNet, Inc., a Delaware corporation (“RadNet”), Radnet Management, Inc., a California corporation (“Radnet Management”), the other Grantors named therein and Barclays Bank PLC, as the Collateral Agent, the following wholly owned subsidiaries (the “Guarantor Subsidiaries”) of Radnet Management entered into a Pledge Supplement (the “Pledge Supplement”): (i) East Bergen Imaging, LLC, a New Jersey limited liability company; (ii) Progressive Medical Imaging of Bloomfield, LLC, a New Jersey limited liability company; (iii) Progressive Medical Imaging of Hackensack, LLC, a New Jersey limited liability company; (iv) Progressive Medical Imaging of Union City, LLC, a New Jersey limited liability company; (v) Progressive X-Ray of Englewood, LLC, a New Jersey limited liability company; (vi) Progressive X-Ray of Kearney, LLC, a New Jersey limited liability company; (vii) Imaging On Call, LLC, a New York limited liability company; (viii) Advanced NA, LLC, a Delaware limited liability company; and (ix) Advanced Radiology, LLC, a Maryland limited liability company.

Pursuant to the Pledge Supplement, each of the Guarantor Subsidiaries granted a security interest in all of such Guarantor Subsidiary’s Collateral (as defined in the Security Agreement) to secure the Secured Obligations (as defined in the Security Agreement).

On February 23, 2011, pursuant to that certain Credit and Guaranty Agreement, dated as of April 6, 2010 (the “Credit Agreement”), by and among RadNet, Radnet Management, the other Guarantors named therein, the Lenders party thereto from time to time, Deutsche Bank Securities, Inc. and General Electric Capital Corporation, as Co-Syndication Agents, Barclays Bank PLC, as Administrative Agent and Collateral Agent, and RBC Capital Markets, as Documentation Agent, the Guarantor Subsidiaries entered into a Counterpart Agreement (the “Counterpart Agreement”) with Barclays Bank PLC, as Administrative Agent and Collateral Agent, and executed an Allonge to Intercompany Note (the “Allonge to Intercompany Note”).

Pursuant to the Counterpart Agreement, each of the Guarantor Subsidiaries became a Guarantor under the Credit Agreement.

The description of the Pledge Supplement, the Counterpart Agreement and the Allonge to Intercompany Note contained herein is qualified in its entirety by reference to the Pledge Supplement, the Counterpart Agreement and the Allonge to Intercompany Note, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, the Security Agreement included as Exhibit 4.1 to the Form 8-K filed on April 6, 2010 and the Credit Agreement included as Exhibit 10.31 to the Form 10-Q filed on November 9, 2011, all of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

10.1
Pledge Supplement, dated as of February 23, 2011, among East Bergen Imaging, LLC, Progressive Medical Imaging of Bloomfield, LLC, Progressive Medical Imaging of Hackensack, LLC, Progressive Medical Imaging of Union City, LLC, Progressive X-Ray of Englewood, LLC, Progressive X-Ray of Kearney, LLC, Imaging On Call, LLC, Advanced NA, LLC and Advanced Radiology, LLC.

10.2
Counterpart Agreement, dated as of February 23, 2011, among East Bergen Imaging, LLC, Progressive Medical Imaging of Bloomfield, LLC, Progressive Medical Imaging of Hackensack, LLC, Progressive Medical Imaging of Union City, LLC, Progressive X-Ray of Englewood, LLC, Progressive X-Ray of Kearney, LLC, Imaging On Call, LLC, Advanced NA, LLC, Advanced Radiology, LLC and Barclays Bank PLC.

10.3
Allonge to Intercompany Note, dated as of February 23, 2011, among East Bergen Imaging, LLC, Progressive Medical Imaging of Bloomfield, LLC, Progressive Medical Imaging of Hackensack, LLC, Progressive Medical Imaging of Union City, LLC, Progressive X-Ray of Englewood, LLC, Progressive X-Ray of Kearney, LLC, Imaging On Call, LLC, Advanced NA, LLC and Advanced Radiology, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

RADNET, INC.

By:	/s/ JEFFREY L. LINDEN
Name: Jeffrey L. Linden
Title: Executive Vice President and General Counsel

Date: March 1, 2011